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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2003

Lone Star Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12881 (Commission File Number)	75-2085454 (IRS Employer Identification No.)

        15660 North Dallas Parkway
Suite 500
Dallas, Texas 75248
(Address, including zip code, of principal executive offices)

        Registrant's telephone number, including area code: (972) 770-6401

        Not applicable
(Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE.

        Certain officers of Lone Star Technologies, Inc. plan to present the following materials, in the form of a slide show presentation, printed brochure and/or Internet webcast to investors in various presentations commencing April 28, 2003.

Cover Slide

        "Lone Star Technologies Presentation 2003"

        Graphic representation of various tubular products. One tube is labeled "Bellville Tube." Another tube is labeled with a seal with star at its center, encircled by the words, "Lone Star Steel—The Tubular Experts." A finned tube is labeled "Fintube." A large star graphic is centered in front of the tubular products.

Slide 1

Risk Factors

Forward-Looking Information

        This presentation contains forward-looking statements based on assumptions that are subject to a wide range of business risks. There is no assurance that the estimates and expectations in this presentation will be realized or that the transaction will be consummated. Important factors that could cause actual results to differ materially from the forward-looking statements are described in the periodic filings of Lone Star Technologies, Inc. with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2001. Lone Star Technologies, Inc. does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

        Graphic representation of various tubular products.

Slide 2

Company Representatives

Rhys J. Best, Chairman, President and Chief Executive Officer

Charles J. Keszler, Vice President and Chief Financial Officer

Graphic representation of various tubular products.

Slide 3

Investment Considerations

COMMERCIAL STRENGTHS

  •
  Leading Market Positions in Core Products

  •
  Technological Leadership in New Product Development

  •
  Broadest Product Offering and Increased Flexibility through Strategic Alliances

OPERATIONAL EXCELLENCE

  •
  Asset Optimization Program

  •
  Flexible Cost Structure

  •
  Seasoned Management Team

CONSERVATIVE FISCAL MANAGEMENT

  •
  Strong Balance Sheet

  •
  Disciplined Corporate Development Program

Graphic representation of various tubular products.

Slide 4

Company Overview

        Lone Star's products serve the expanding oilfield exploration and production markets and the growing power generation market

        Graphic composed of a rectangle labeled "Lone Star Technologies, Inc." centered above three rectangles arranged horizontally left to right and labeled "Oilfield Products," "Specialty Tubing" and "Flat Rolled/Other." Lines connect the top rectangle to each of the three bottom rectangles.

        Beneath the rectangle labeled, "Oilfield Products" are the words, "Leading marketer and manufacturer of premium casing, tubing, line pipe and couplings for oil and gas exploration, production and transmission."

        Beneath the rectangle labeled, "Specialty Tubing" are the words, "Leading manufacturer of specialty tubing products for the industrial, automotive and power generation industries."

        Beneath the rectangle labeled, "Flat Rolled/Other" are the words "Flat rolled and other industrial tubular products."

        Graphic representation of various tubular products.

Slide 5

Average Segment Revenues

        A pie chart entitled "Average Segment Revenues—Lone Star." The pie chart reflects revenues of the following amounts for the following segments: 1) Oilfield Products—62%; 2) Specialty Tubing Products—29%; and 3) Flat Rolled/Other—9%.

        Graphic representation of various tubular products.

Slide 6

Company Overview

  •
  HISTORICAL PROFILE

  •
  Almost 50 years of oilfield products innovations

  •
  Over 10 years of continuous expansion of OCTG and line pipe products

  •
  More than 35 years of finned tubing technology development

  •
  Over 20 years of product development for specialty precision mechanical tubulars

  •
  GEOGRAPHIC OILFIELD PROXIMITY

  •
  78% of U.S. oil and gas wells drilled in 2001 were within 750 miles of Lone Star's mills.

        Graphic representation of map of United States showing locations of Lone Star's mills. A circle encloses 78% of U.S. oil and gas wells drilled in 2001.

        Graphic representation of various tubular products.

Slide 7

Oilfield Products (60%—65% of Total Revenues)

  •
  OCTG (80% of Oilfield Products)

  •
  Casing—used as a retainer wall for oil and gas wells

  •
  Production Tubing—transports oil and gas from wells to the surface

  •
  Couplings—connections used to join individual sections of casing and tubing together

Graphic "cut-away" representation of expandable casing.

  •
  LINE PIPE (20% of Oilfield Products)

  •
  Used in the gathering and transmission of oil and natural gas from the wellhead to larger transmission lines and refineries

        Graphic representations of line pipe and couplings.

        Significant users include: Anadarko Petroleum, Apache Corporation, BP, Burlington Resources Inc., Chevron, El Paso Exploration, Exxon Mobil Corporation, and Texaco Inc.

Slide 8

Oilfield Products

        Lone Star, through its two wholly-owned and six alliance mills brings to its customers one of the broadest offerings of casing, tubing, and line pipe in the world, including an extensive array of premium alloy grade tubulars for deep target and ultra-deepwater drilling.

        Graphic representation of onshore drilling rig and offshore shallow water and deep water drilling platforms.

        Graphic "cut-away" representation of expandable casing.

Slide 9

Oilfield Products—Premium Products for Drilling Deeper

FULL BODY NORMALIZED

  •
  Competes with seamless

  •
  Critical deep well applications

  •
  Global acceptance

  •
  Superior performance

        Pie chart entitled, "2002 OCTG Revenues," which reflects revenues of 66% for Premium OCTG and 34% for Other OCTG.

        Graphic "cut-away" representation of expandable casing.

        Graphic representation of an example of ERW, full body normalized oil country tubular goods.

Slide 10

Oilfield Alliance Mill Strategy (20% of Oilfield Revenues)

  •
  Commercial Leadership

  •
  Expands product range

    •
    Supports customer initiatives

  •
  Operational Excellence

  •
  Balances production

  •
  Maintains high quality standards

  •
  Conservative Fiscal Management

  •
  Lowers capital risk

  •
  Increases profits

  •
  OCTG

  •
  Texas Tubular (graphic of company logo)

  •
  Tubo Caribe (graphic of company logo)

  •
  Silcotub (graphic of company logo)

  •
  Citra Tubindo (graphic of company logo)

  •
  LINE PIPE

  •
  Tex-Tube (graphic of company logo)

  •
  Welspun (graphic of company logo)

        Graphic "cut-away" representation of expandable casing.

Slide 11

Broadest Product Size Range

        Through our 2 wholly-owned oilfield tubular manufacturers and 6 alliance mills, we have one of the broadest OCTG and line pipe product ranges in the world.

        Graphic illustrates the following five different tubular size ranges: 1) 60—16 inches, 2) 16—13 3/8 inches, 3) 13 3/8—8 5/8 inches, 4) 8 5/8—2 3/8 inches, and 5) 1 inch. The graphic illustrates Lone Star's broad range of OCTG and line pipe product.

        The range for ERW Seam Annealed is 8 5/8—2 3/8 inches.

        The range for Seamless is as follows: 1) 13 3/8—8 5/8 inches, and 2) 8 5/8 to 2 3/8 inches.

        The range for DSAW is 60—16 inches.

        The range for ERW Full-Body Normalized is as follows: 1) 16—13 3/8 inches, 2) 13 3/8—8 5/8 inches, 3) 8 5/8—2 3/8 inches, and 4) 1 inch.

        The range for the Lone Star Steel Product Offering is as follows: 1) 60—16 inches, 2) 16—13 3/8 inches, 3) 13 3/8—8 5/8 inches, 4) 8 5/8—2 3/8 inches, and 5) 1 inch.

        Graphic "cut-away" representation of expandable casing.

Slide 12

Specialty Tubing (30% Total Revenues)

PRECISION MECHANICAL TUBING (75% of Specialty Tubing)

  •
  High value-added, custom made tubulars used in industrial, fluid power and automotive applications

  •
  Recent capital investments for expanded capacity, productivity and yield improvements

  •
  Third largest (25% of domestic capacity) Drawn over Mandrel operation in the world

        Three graphic representations of products in which precision mechanical tubulars are used as component parts. One graphic depicts a truck axle. The second graphic depicts a crane boom. The third graphic depicts a hydraulic steam shovel.

        Graphic representation of a hydraulic cylinder.

Slide 13

Specialty Tubing (30% of Total Revenues)

FINNED TUBULAR PRODUCTS (25% of Specialty Tubing)

  •
  Largest manufacturer of heat recovery finned tubulars used in fuel economizers, refineries and combined-cycle electrical power generation

  •
  Vertically integrated state-of-the-art manufacturing with key patented processes

  •
  Over 35 years of product development

        Graphics illustrate a section of Fintube finned tubing, a finned tube with boiler bend (180 degree bend) and a Heat Recovery Steam Generator power plant using finned tubular products.

Slide 14

Flat Rolled/Other Products (10% of Total Revenues)

  •
  Steel is a raw material, not a strategy

  •
  Maximum procurement flexibility for lower cost steel

  •
  Coil slitting services: automotive, appliance, industrial, finning material

  •
  Coil slitting and slab ripping facilities

        Three graphic representations. One graphic is entitled "Slabs" and depicts heated steel slabs. The second graphic is labeled "Coils" and depicts flat rolled steel. The third graphic is labeled "Scrap" and depicts molten steel.

        Graphic representation of a hydraulic cylinder.

Slide 15

Industry Overview

MORE RIGS DRILLING DEEPER WELLS

  •
  73% of active U.S. rigs during the last upcycle were drilling wells deeper than 8,000 ft.

        Bar graph illustrating the following six month averages for the number of rigs drilling wells deeper than 8000 ft.:

1/99 through 6/99—457
7/99 through 12/99—635
1/00 through 6/00—722
7/00 through 12/00—776
1/01 through 6/01—903

        Slide 15 attributes the source of certain information contained in such slide to Smith International.

        Graphic representation of various tubular products.

Slide 16

Well Depth Increases Tubular Consumption and Premium Product Demand

        Graphic illustrating the amount of tubular consumption as a function of well depth. The graph shows the following three wells:

  •
  An oil well drilled to a depth of 5000 feet, which consumes 9 5/8 inch tubing, 5 1/2 inch tubing and 2 7/8 inch tubing. The well consumes a total of 10,800 feet of tubing having a total weight of 50 tons.

  •
  A gas well drilled to a depth of 10,000 feet, which consumes 13 3/8 inch tubing, 9 5/8 inch tubing, 7 inch tubing and 2 7/8 inch tubing. The well consumes a total of 29,000 feet of tubing having a total weight of 600 tons.

  •
  An offshore well drilled to a depth of 15,000 feet, which consumes tubing ranging from 16 to 20 inches, 11 7/8 inch tubing, 9 5/8 inch tubing, 7 5/8 inch tubing and 2 7/8 inch tubing. The well consumes a total of 57,000 feet of tubing having a total weight of 1,100 tons.

        Graphic "cut-away" representation of expandable casing.

Slide 17

Technology Leadership—Expandable Casing

        Graphic illustrating the amount of tubular consumption as a function of well depth. The graph shows the following two wells:

  •
  A deepwater well drilled to a depth of 15,000 feet, which consumes tubing ranging from 16 to 20 inches, 13 3/8 inch tubing, 11 7/8 inch tubing, 9 5/8 inch expandable tubing, 9 3/8 inch tubing, 7 5/8 inch tubing and 3 1/2 inch tubing. The well consumes a total of 50,000 feet of tubing having a total weight of 1,000 tons.

  •
  A monobore well drilled to a depth of 15,000 feet, which consumes 11 3/4 inch tubing, 7 5/8 inch expandable tubing, 7 5/8 inch tubing and 3 1/2 inch tubing. The well consumes a total of 42,000 feet of tubing having a total weight of 550 tons.

EXPANDABLE CASING

  •
  Ability to drill deeper at lower costs

  •
  Well repair savings for customers

  •
  Developed for Shell Oil/Halliburton JV

  •
  Proven successful with 100+ applications

  •
  The leading supplier of expandable casing

        Graphic representation of various tubular products.

        Graphic "cut-away" representation of expandable casing.

Slide 18

Oilfield Products

        Lone Star, through its two wholly-owned and six alliance mills brings to its customers one of the broadest offerings of casing, tubing, and line pipe in the world, including an extensive array of premium alloy grade tubulars for deep target and ultra-deepwater drilling.

        Graphic representation of onshore drilling rig and offshore shallow water and deep water drilling platforms, which representation includes casing strings using carbon steel, alloy steel, expandable casing and non-standard casing sizes.

        Graphic representation of various tubular products.

Slide 19

Strategy—Commercial Leadership

OPERATIONAL EXCELLENCE AND INCREASED PRODUCT OFFERING

  •
  Commercial Alliance Expansion

  •
  Product expansion and enhancements

  •
  New product applications

  •
  Capital investments

RECENT ACHIEVEMENTS

  •
  Wheeling Machine Products

  •
  Full size range of couplings including premium grades and threads

  •
  Two Recent Seamless Alliances

  •
  Allows Company to offer seamless OCTG in North America

  •
  Began manufacturing high-strength tubulars on third production line

  •
  Production rationalization of finned tubing facilities

Graphic representation of various tubular products.

Slide 20

Oilfield Products—Couplings

ACQUIRED WHEELING MACHINE PRODUCTS 10/1/02, $38.3 MILLION CASH

Commercial Leadership

  •
  Full range of coupling products including premium grades

  •
  Second largest producer of couplings in North America

Operational Excellence

  •
  Highly efficient, low-cost production facilities

  •
  Over 80 years of manufacturing expertise

Financial Profile

  •
  Revenues 12/30/01 $41.1 million.

  •
  Exceptional financial performance

        Graphic representation of a coupling.

Slide 21

Wheeling Proformas (Unaudited)

        A table containing the following information:

	Six Months Ended		Twelve Months Ended
	6/30/02	Proforma 6/30/02	12/31/01	Proforma 12/31/01
Revenues	273.3	281.5	650.2	674.8
COGS	(259.4)	(265.2)	(580.9)	(597.5)
Gross Profit	13.9	16.3	69.3	77.3
Net Income	(8.3)	(7.1)	16.4	21.2
Diluted EPS	(0.31)	(0.27)	0.66	0.84

        Graphic representation of a coupling.

Slide 22

Technology Leadership for Future Growth

  •
  Drilling with Casing—Proprietary Threads and Couplings

  •
  Expandable Sand Screens—International and Gulf of Mexico Drilling

  •
  Couplings—Premium Expandable Tubulars

  •
  Premium Threads—Deep Well Applications

  •
  XID Tubing—Enhanced Surface Boiler Tubes to Reduce Boiler Size

  •
  AeroSeg—High Performance Fin Configuration for Greater Heat Transference

        Graphic representation of various tubular products.

Slide 23

Technology Leadership—Customer Solutions

CRITICAL APPLICATIONS

•	Marathon	Expandable casing run to over 13,000 feet.
•	Phillips	1st Gulf of Mexico subsalt development platform.
•	Conoco	Deepest well drilled from a semisubmersible. Longest 7" casing string. Longest, heaviest liner string.
•	Exxon-Mobil	Expandable casing run to over 22,200 feet.
•	Unocal	Offshore well in deepest water, all LSS casing.
•	Amoco	Longest 9 7/8" casing string.
•	Lavaca	138 mile 14" and 12" onshore pipeline.
•	EEX	70 mile offshore pipeline at water depth of 1,250 feet. Deepest Gulf of Mexico well in Year 2000; Total depth almost 27,000 feet in 2,700 feet of water.
•	BP	First expandable liner hanger.
•	Shell Oil	First ultra-deepwater expandable casing; water depth of 7,800 feet. First MonoDiameter™ well.

        Graphic representation of various tubular products.

Slide 24

        Financial Overview

        Graphic representation of various tubular products. One tube is labeled "Bellville Tube." Another tube is labeled with a seal with star at its center, encircled by the words, "Lone Star Steel—The Tubular Experts." A finned tube is labeled "Fintube." A large star graphic is centered in front of the tubular products.

Slide 25

Historical Revenues

        Bar graph entitled "Historical Revenues" reflecting the following revenues for the following years (1998-2000 revenues are pro forma for the Fintube and Bellville acquisitions):

1997	$654 million
1998	$504 million
1999	$444 million
2000	$645 million
2001	$650 million
2002	$524 million

REVENUE DRIVERS

  •
  Oilfield Products

  •
  Expected oil and gas prices

    •
    Average rig counts

    •
    Drilling activity and well depth

  •
  Specialty Tubing Products

  •
  Power plant construction

  •
  Cost of alternative power generation fuels

  •
  Industrial activity
  •
  Flat Rolled Steel

  •
  Material costs

  •
  Regional demand

        Graphic representation of various tubular products.

Slide 26

Cost of Goods Sold

MARGIN DRIVERS

  •
  Raw Materials (55%)

  •
  Flexibility from multiple sources

  •
  Labor (15%)

  •
  Flexible operating schedules

  •
  Energy (10%)

  •
  Combination of contracts, spot market purchases and in-house production

  •
  Other (20%)

  •
  Maximize plant level accountability

        Pie chart entitled "Cost of Goods Sold" reflecting the following percentages for the following margin drivers: 1) Raw Materials—55%; 2) Labor—15%; 3) Energy—10%; and 4) Other—20%.

        Graphic representation of various tubular products.

Slide 27

Financial Performance

        A table containing the following information:

	FYE 2000	FYE 2001		FYE 2002		Qtr. Ended 3/31/03
Operating Data:
Revenues	$645.3	$650.2		$523.7		$128.1
Gross Profit	85.9	69.3		7.4		4.3
Net Income (loss)	38.6	16.4		(69.2	)(2)	(7.9)
Diluted EPS	$1.59	$0.91	(1)	$(2.52	)(2)	$(0.28)
Margins:
Gross Profit	13.3%	10.7%		1.4%		3.4%

(1)
Before special charges for early retirement of debt and write-off of expenses related to uncompleted acquisition.

(2)
Includes a one-time charge of $32.0 million, or $1.12 per diluted share for the 4th quarter and $1.16 per diluted share for the year ended 2002, as a result of a jury verdict against Lone Star related to the uncompleted acquisition of the assets of North Star Steel Company's tubular division.

        Graphic representation of various tubular products.

Slide 28

        A table containing the following information:

Strong Balance Sheet

3/31/03
Cash	$133.9
Total Assets	616.8
Total Debt	150.0
Equity	$305.3
Debt to Total Capitalization	33%

        Graphic representation of various tubular products.

Slide 29

Investment Considerations

        COMMERCIAL STRENGTHS

  •
  Leading Market Positions in Core Products

  •
  Technological Leadership in New Product Development

  •
  Broadest Product Offering and Increased Flexibility through Strategic Alliances

        OPERATIONAL EXCELLENCE

  •
  Asset Optimization Program

  •
  Flexible Cost Structure

  •
  Seasoned Management Team

        CONSERVATIVE FISCAL MANAGEMENT

  •
  Strong Balance Sheet

  •
  Disciplined Corporate Development Program

        Graphic representation of various tubular products.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.
By:	/s/ CHARLES J. KESZLER Charles J. Keszler Vice President and Chief Financial Officer

Date: April 28, 2003

QuickLinks

  ITEM 9. REGULATION FD DISCLOSURE.
  Cover Slide
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SIGNATURES